                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):         October 30, 2001
                                                 -------------------------------

                               Health Grades, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

           Delaware                         0-22019              62-1623449
-------------------------------    ------------------------  -------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

    44 Union Boulevard, Suite 600
         Lakewood, Colorado                                80228
----------------------------------------                 ----------
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code:       (303) 716-0041
                                                   -----------------------------



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Item 5.  Other Events

On October 30, 2001, Health Grades, Inc. ("the Company") issued a press release stating that it had exercised its option to receive $2.0 million under a previously announced financing commitment with Essex Woodlands Health Ventures Fund IV, L.P. and Chancellor V, L.P. A copy of the press release is attached to this filing as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Exhibits

99.1      Press Release dated October 30, 2001



                                        2



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              HEALTH GRADES, INC.
                                                  (Registrant)

                                              By: /s/ Allen Dodge
                                                 ------------------------------
                                                 Allen Dodge
                                                 Senior Vice President of
                                                 Finance/Chief Financial Officer

Dated:     October 30, 2001



                                        3




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

 99.1           Press Release dated October 30, 2001